Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 2 TO PATENTS SUB-LICENSE AGREEMENT

This Amendment No. 2 to Patents Sub-License Agreement (“Amendment No. 2”), effective as of 16 August 2018 (“Amendment No. 2 Effective Date”), is entered into by and between LA SOCIETE PULSALYS, a company organized under French Law, having its registered office at [***] (French company registration number) [***], Code [***] (French principal activity code) [***] (“Pulsalys”) and Sana Biotechnology, Inc. a Delaware corporation having offices at 188 East Blaine St., Seattle WA, 98102 (“Sana”).

WHEREAS, Pulsalys and Cobalt Biomedicine, Inc. a Delaware corporation having offices at 188 East Blaine St., Seattle WA, 98102 (“Cobalt”), an Affiliate of Sana and predecessor in interest to Sana, entered into that certain Patents Sub-License Agreement dated August 16, 2018 (the “Original Agreement”);

WHEREAS, Pulsalys and Cobalt had previously entered into that certain Materials Transfer Agreement dated as of 13 July 2018 (the “MTA”) pursuant to which Pulsalys transferred to Cobalt certain biological or chemical materials as set forth in the MTA for use in an Evaluation (as defined in the MTA) by Cobalt;

WHEREAS, Sana acquired Cobalt effective as of February 14, 2019 pursuant to that certain Agreement and Plan of Merger by and between, inter alia, the Sana and Cobalt dated December 20, 2018, as amended, and Cobalt is a wholly-owned subsidiary of Sana;

WHEREAS, Cobalt assigned the Agreement, and all rights, obligations, and interest therein, to Sana, Pulsalys consented to such assignment, and Pulsalys and Sana amended the Agreement, pursuant to that certain Amendment No. 1 to Patents Sub-License Agreement dated as of 26 May 2020 (“Amendment No. 1”);

WHEREAS, Pulsalys and Sana now wish to further amend the Agreement, nunc pro tunc, effective as of the Amendment No. 2 Effective Date, to set forth and clarify Cobalt’s and Sana’s rights to continue to use the materials originally transferred by Pulsalys to Cobalt under the MTA.

WHEREAS, the parties wish to otherwise amend the Agreement as set forth herein.

In consideration of the covenants and conditions contained herein, the parties hereby agree to the following:

1.

The term “Agreement” as used in this Amendment No. 2 and in the Original Agreement shall mean the Original Agreement as amended by Amendment No. 1 and Amendment No. 2. Except as otherwise set forth herein, capitalized terms used herein shall have the meaning set forth in the Original Agreement.

2.	The term “MTA” as used in the Agreement shall mean the MTA as defined in this Amendment No. 2.

3.	The following is hereby included in the Agreement as a new Section 1.5 of the Agreement:

a.

“1.5 Notwithstanding anything to the contrary in the MTA, Pulsalys herby grants Cobalt the non-exclusive right to use the Materials in connection with the exercise of the rights granted hereunder, including under Section 1.1, to research, make, use, have used, develop, produce, have produced, market, and sell Products, or products that were Products at any time (the “Permitted Use”). Cobalt shall use the Materials solely for the Permitted Use and in accordance with all applicable laws and regulations and for no other purpose. Sana shall retain control of Materials and, without the prior and express consent of Pulsalys, shall not sell, transfer, distribute or otherwise release the Materials to any third party except to sublicensees hereunder, or its or their contract research organizations, service providers, contract manufacturers or other entities performing research with or on behalf of Cobalt or their sublicensees (“Service Providers”), provided that Cobalt shall ensure that any such organizations or entities are subject to all requirements and obligations hereunder with respect to the use of the Materials and provided further that such organizations and entities shall not be permitted to further transfer, distribute or release the Materials to any third party. Cobalt will ensure that any of its employees and Service Providers having access to the Materials will use the Materials in a manner that is consistent with the terms of this Agreement. The parties hereby agree that, as of the Amendment No. 2 Effective Date, (a) the terms of this Section 1.5, Section 10.5 and Section 10.6 supersede all terms of the MTA (including, for clarity, Section 12.2 of the MTA) with respect to Cobalt’s use and/or transfer of the Materials hereunder, (b) all such terms shall be of no further force or effect and (c) any surviving terms of the MTA shall apply solely to the use of the Materials under the MTA in connection with the Evaluation and not to Cobalt’s use and/or transfer of the Materials hereunder. In addition, the parties agree that all rights and obligations of this Agreement with respect to the use and disclosure of Confidential Information shall apply with respect to “Confidential

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Exhibit 10.1

Information” as defined in and as disclosed under the MTA and that the applicable terms of this Agreement supersede the terms of the MTA and control with respect to the use and or disclosure of such information.

4.	The following is hereby included as Appendix 2 to the Agreement:

Appendix 2

[***]

5.	The following is hereby included in the Agreement as a new Section 10.5 of the Agreement:
a.

“10.5 Cobalt shall obtain all import licenses or needed authorization in order to import or export the Material. Cobalt undertakes to give to Pulsalys, before sending the Original Material, a written notification informing that the import license needed or any other required authorization with an identification number, or if no import license or authorization are needed a statement to this end. Pulsalys shall provide to Cobalt information regarding security, handling and regulatory requirements or other information regarding the Original Material to the extent that it is needed in order to respect applicable import and export laws in the framework of the delivery of the Original Material and applicable laws regarding the use, the storage, or the transport of the Original Material, or application for regulatory approval or maintenance of such approval of any Product.

6.	The following is hereby included in the Agreement as a new Section 10.6 of the Agreement:
b.

“10.6 Cobalt acknowledges that the Original Material is provided “as is” without any guarantee regarding their usefulness or adaptation for any use. As the Material is of an experimental nature, no warranty is provided as regards its condition, activity, usefulness, efficiency, purity, harmlessness, non-toxicity, safety, or as regards its use, market value or suitability in respect of any and all objective. In particular, Pulsalys do not warrantee that the use of the Material will not infringe the intellectual property rights of any third party. Cobalt shall be solely liable for any and all rises or loss which may arise from the use of the Materials, in particular in the event of injury, death, physical damage, or any and all other incident or loss that may be occasioned by the acts or omissions linking to the Material or a Product expressed with its use thereof.

7.	Miscellaneous

Except as expressly set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 2 and the Original Agreement, the terms and conditions set forth in this Amendment No. 2 shall control with respect to the subject matter hereof.

No provision of this Amendment No. 2 may be amended or otherwise modified except by a writing signed by the parties to this Amendment No. 2. The parties may execute this Amendment No. 2 by electronic signature in counterparts, each of which will be deemed an original, but all of which together constitute one and the same agreement. This Amendment No. 2 may be delivered by facsimile transmission or electronic mail, and such copies of executed signature pages will be binding as originals.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Amendment No. 2 as of the Amendment No. 2 Effective Date.

Sana Biotechnology, Inc.: 09/03/2022 /s/ Jagesh SHAH Name: M. Jagesh SHAH Title: Vice President, Gene Therapy Technologies, Of Sana Biotechnology, Inc. Date:	PULSALYS: 07/03/2022 /s/ Sophie JULLIAN Name: Ms. Sophie JULLIAN Title: President of PULSALYS Date:

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